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                                                                      EXHIBIT 24




                            DIRECTORS AND OFFICERS OF
                               RED ROOF INNS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


              Each of the undersigned directors and officers of Red Roof Inns, Inc., a Delaware corporation (the "Company"), hereby: (1) constitutes and appoints Francis W. Cash and David N. Chichester, collectively and individually, as his or her agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his or her behalf and in his or her name, place and stead in any and all capacities (I) a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of deferred compensation payment obligations issuable under the Red Roof Inns, Inc. Deferred Compensation Plan and Executive Deferred Compensation Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

              IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 30th day of October, 1997.




         /s/ FRANCIS W. CASH                      /s/ DAVID N. CHICHESTER
         ----------------------------             ----------------------------
         Francis W. Cash                          David N. Chichester


         /s/ JAMES M. ALLWIN                      /s/ THOMAS E. DOBROWSKI
         ----------------------------             ----------------------------
         James M. Allwin                          Thomas E. Dobrowski


         /s/ C. WILLIAM HOSLER                    /s/ WILLIAM M. LEWIS, JR.
         ----------------------------             ----------------------------
         C. William Hosler                        William M. Lewis, Jr.


         /s/ EDWARD D. POWERS                     /s/ JUDITH A. ROGALA
         ----------------------------             ----------------------------
         Edward D. Powers                         Judith A. Rogala


         /s/ OWEN D. THOMAS
         ----------------------------
         Owen D. Thomas